UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2004



                            HARVEY ELECTRONICS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


       NEW YORK                         1-4626                    13-1534671
       --------                         ------                    ----------
     (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                         Identification
                                                                Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
                  ---------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (201) 842-0078



                                       N/A
                                       ---
         (Former name or former address, if changed since last report)


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Item 2.02         Results of Operations and Financial Conditions

          On September 15, 2004, Harvey Electronics, Inc. (the "Company") issued an earnings release announcing its financial results for the thirteen and thirty-nine weeks ended July 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            HARVEY ELECTRONICS, INC.


                                            By:  ______________________________
                                                Joseph J. Calabrese, Executive
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Secretary


Date: September 15, 2004


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